Real Silk Investments, Inc.
                      445 N. Pennsylvania St.; Suite 500
                            Indianapolis, IN  46204

                                (317) 632-7359



                                             For Immediate Release
                                             July 9, 1999
                                             Indianapolis, Indiana






Real Silk Investments, Incorporated announced that it has executed a definitive agreement regarding the previously announced merger with and into Lord Abbett Affiliated Fund, Inc., an open-end mutual fund with approximately $10 billion in assets. The merger is subject to Real Silk shareholder approval.

Daniel R. Efroymson, president of Real Silk, indicated that the negotiation of the definitive merger agreement had gone very smoothly. He also issued a letter to Real Silk shareholders highlighting the major terms of the merger agreement and providing them additional information.

Attachments:  Letter to Real Silk Shareholders Dated July 9, 1999.


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                          Real Silk Investments, Inc.
                      445 N. Pennsylvania St.; Suite 500
                            Indianapolis, IN  46204
                                (317) 632-7359


July 9, 1999


Dear Shareholder:

          The purpose of this letter is to provide additional information concerning the recent announcement that Real Silk Investments, Incorporated ("Real Silk") will merge into and become a part of Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"), a member of the Lord Abbett family of funds.

          The Agreement and Plan of Merger (the "Agreement") between
Real Silk and Affiliated Fund was entered into on July 8, 1999, but is still subject to certain conditions, including shareholder approval.
It is very difficult to estimate when the transaction will close and the merger will become effective, but we are advised that the process of dealing with the Securities and Exchange Commission, the Federal Trade Commission, the Department of Justice and complying with all necessary Indiana corporate law matters may take upwards of three months. It is for that reason we determined to provide our shareholders this letter outlining the primary terms of the Agreement.

          Affiliated Fund is an "open-end" mutual fund, which means it continually sells its shares and always stands ready to redeem its shares from its shareholders at the net asset value per share. By contrast, Real Silk is a "closed-end" mutual fund, which, among other things, means its shares are traded in the over-the-counter market on a supply and demand basis. Real Silk's shares, like the shares of many closed-end mutual funds, have frequently traded at a discount from their net asset value. The merger will have the effect of eliminating the discount from net asset value per share at which Real Silk shares have traditionally traded.

          You will be receiving a very detailed document before the time of the special shareholders meeting which will provide greater detail than this letter. However, the most significant terms of the Agreement are:

               Before the merger Real Silk will sell a sufficient amount of portfolio securities to realize approximately $20 million in long term capital gains. Real Silk will retain the proceeds (which are deemed distributed to shareholders) and will pay a tax at the highest corporate rate on these retained gains. The shareholders will include these gains, as long term capital gains, in their individual income tax returns and receive a credit against their individual tax liability (including any liability attributable to Real Silk's capital gains) equal to their share of the taxes paid by Real Silk. The difference between the gains realized by Real Silk and the taxes paid by Real Silk on behalf of the shareholders will be added by the shareholders to their tax basis in their stock. You will receive IRS information reports indicating your share of the gain and the tax paid. Those reports will also be provided to the IRS as required by law.

               Immediately before the effective date of the merger, Real Silk will declare and pay a taxable dividend to its shareholders by which it will pay out all of its interest and dividend income for its tax year ending on the closing date of the merger.

               Real Silk and Affiliated Fund will determine their respective net asset values per share and Real Silk shareholders will receive Affiliated Fund shares with a value equal to the net asset value of their Real Silk shares.

               The merger of Real Silk into Affiliated Fund is structured to qualify as a "reorganization" under the Internal Revenue Code of 1986, as amended (the "Code"). In order to assure that the merger will qualify as a reorganization, it is necessary for shareholders of Real Silk to have a "continuity of interest" in Affiliated Fund following the merger. In connection with this requirement, certain Real Silk shareholders will be asked to sign representation letters indicating that they have no "plan or intention" to redeem Affiliated Fund shares they receive in the merger. Additional information regarding these representation letters will be provided to those shareholders. In addition, 65% of the Affiliated Fund shares received by each Real Silk shareholder will be placed in an escrow for a period of one year. Following that one year holding period, the escrow agent will forward the Affiliated Fund shares to the owner. Any dividends or capital gains distributions paid on the Affiliated Fund shares subject to the escrow will be paid directly to the shareholder, and will not be placed in the escrow.

               Assuming that the merger does qualify as a reorganization under the Code, Real Silk shareholders will not recognize income, gain or loss for tax purposes as a result of their exchange of Real Silk shares for Lord Abbett shares under the Agreement. In that event, each Real Silk shareholder will have a "carryover" tax basis in the Affiliated Fund shares received in the merger, equal to their basis in the Real Silk shares immediately prior to the merger. You will be provided additional information as to the manner and amount of any adjustment to the basis of your Real
Silk shares resulting from the deemed distribution described above, but you are strongly urged to get individual advice from your tax advisor as to your individual situation. It is a condition to closing that Real Silk and Lord Abbett receive legal opinions from their special tax counsel, based on the representation letters received from certain shareholders and other representations that will be made by Real Silk and Affiliated Fund, that the merger will qualify as a reorganization under the Code.

               The Affiliated Fund shares not subject to the escrow (35% of the total shares) will be forwarded to the Real Silk shareholder upon surrender of the shareholders' Real Silk shares. These shares may be sold at any time. The redemption of those shares will result in tax liability to the holder. You should consult with your personal tax advisor before making any decision as to the redemption of Affiliated Fund shares.

               Real Silk shareholders will be able to purchase additional shares of Affiliated Fund through reinvestment of dividends or capital gains distributions without paying a sales charge of any kind.

               Real Silk shareholders will also be able to purchase additional shares of Affiliated Fund with personal funds and will have the sales charge for those shares determined in accordance with the Affiliated Fund prospectus. The sales charge calculation will aggregate the Affiliated Fund shares received by the shareholder in connection with the merger with the new shares being purchased to determine the level of sales charge imposed on the purchases.

               The Agreement is subject to Real Silk shareholder approval, which will require the approval of a majority of the Real Silk shares entitled to vote on the merger.

               Real Silk shareholders will also have the right to dissent from the merger as provided by Indiana law and receive the "fair value" of their Real Silk shares. Dissenting is a rather technical process and must be done exactly as specified in the Indiana law. There will be a full explanation of how to dissent in the materials provided to you before the shareholders meeting. You should read them carefully.

               You will also receive certain tax reports and notices after the merger which should assist you in obtaining the tax credit discussed above and the tax treatment of distributions which you receive or will be deemed to receive from Real Silk before the merger.


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        Following the merger, you will be an Affiliated Fund shareholder and will receive notifications from it in the same manner as any other Affiliated Fund shareholder.

   The above summary of the transaction is designed to give you a brief outline of the terms of the Agreement which is a very long document. You should not rely exclusively on this summary. You should read thoroughly the materials that are sent to you before the special shareholders meeting.

   Those materials will contain a significant amount of information about both the merger and about Affiliated Fund. This will be very important information and you should read it very carefully.

   The Board of Directors of Real Silk believes this is an excellent opportunity for Real Silk shareholders and will keep you advised as progress is made toward the merger and the calling of the special shareholders meeting.


  Sincerely,


  Daniel R. Efroymson, President